TRILOMA EIG GLOBAL ENERGY TERM FUND I

SUPPLEMENT NO. 2

DATED February 3, 2016

TO PROSPECTUS DATED

JULY 24, 2015, as supplemented

We are providing you with this Supplement No. 2 dated February 3, 2016, to update the prospectus dated July 24, 2015 (the “Prospectus”).

The information in this Supplement No. 2 modifies and supersedes some of the information contained in the Prospectus. This Supplement No. 2 forms a part of, and must be accompanied or preceded by, the Prospectus.

***

The last section on page 15 of the Prospectus entitled “Summary of Terms — The Offering” is hereby deleted and replaced with the following:

The Fund is offering on a continuous basis up to 40,000,000 Shares. Our offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by the Board. Shares are being offered through Triloma Securities at an initial offering price equal to $26.32 per Share. Shares may be purchased on a weekly basis (each, a “Weekly Closing”). Under the 1940 Act, the Fund may not sell its Shares at a price that is below its net asset value per share. Therefore, if the Fund’s net asset value increases, the initial offering price may be increased to ensure that the Fund’s then current offering price is not below the Fund’s net asset value per share. See “Plan of Distribution.”

***

Footnote 4 on Page 27 of the Prospectus is hereby deleted and replaced with the following:

(4) The Distribution and Dealer Manager Fee is accrued daily and paid quarterly in arrears to the Dealer Manager beginning the first calendar quarter after the close of our offering period at an annualized rate of 1.0% of the Fund’s aggregate net offering proceeds. The Fund will cease paying distribution and dealer manager fees at the earlier of: (i) the date at which the underwriting compensation, including the distribution and dealer manager fees, paid by the Fund and shareholders, equals 8.0% of the gross proceeds from our offering; or (ii) the date at which a liquidity event occurs. Based on the expected offering period, the asset-based Distribution and Dealer Manager Fee will not be paid within the initial 12-month period of our investment operations.  The table assumes the Fund will cease paying distribution and dealer manager fees when underwriting compensation reaches 8.0% of the gross proceeds of the offering.

***

The first full paragraph on page 107 of the Prospectus in the section entitled “Plan of Distribution” is hereby deleted and replaced with the following:

We are publicly offering, through our Dealer Manager, Triloma Securities, on a continuous basis, a maximum of 40,000,000 Shares at an initial price of $26.32 per share. Our offering period will end on or before December 31, 2017, unless otherwise extended for up to 90 days by the Board. The Shares are being offered on a “best efforts” basis, which means generally that the Dealer Manager is required to use only its best efforts to sell the Shares, is not required to sell any specific number or dollar amount of Shares and has no firm commitment or obligation to purchase any of the Shares. Our Shares offered pursuant to this prospectus will not be listed on any national securities exchange during the offering period, and neither the Dealer Manager nor the participating broker-dealers intend to act as market-makers with respect to our Shares.

***

The first paragraph on page 110 of the Prospectus in the section entitled “Plan of Distribution” is hereby deleted and replaced with the following:

If an investor purchases shares through one of these channels in this offering, we may sell the Shares at a negotiated discount of 1.0% or 2.5% from the public offering price, reflecting that all or a portion of selling commissions, will not be paid in connection with such purchases. We expect to receive the same net proceeds per share for sales of shares through these channels. Neither our Dealer Manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us. Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

***

The fourth paragraph on page 110 and the complete text of pages 111 and 112 in the section entitled “Plan of Distribution” are hereby deleted in their entirety.

***

The table on Page 4 of the Prospectus is hereby deleted and replaced with the following:

	Per Share	Total
Public Offering Price(1)	$26.32	$1,052,800,000
Sales Load(2)	$1.32	$52,800,000
Proceeds to the Fund (Before Expenses)(3)	$25.00	$1,000,000,000

(1) Assumes all Shares are sold at the current public offering price per Share, which is subject to adjustment based upon, among other things, our net asset value per Share. The price per Share in this table has been rounded to the nearest cent, thus the purchase price details on your confirmation statement may differ from the price per Share above.

(2) The stated minimum initial investment by an investor in the Fund is $5,000, which stated minimum may be reduced for certain investors. The Fund will pay a sales load of up to 5% of the public offering price of Shares (as defined herein) sold in the offering. The table assumes the maximum sales load is charged. See “Plan of Distribution—Compensation of Dealer Manager and Participating Broker-Dealers.”

(3) Assumes all shares currently registered are sold in the continuous offering. EIG has agreed to pay the Fund’s operating expenses (including organizational and offering expenses) to ensure that the Fund bears a reasonable level of expenses in relation to its income. Pursuant to an expense support and reimbursement agreement entered into by EIG with the Fund (the “Expense Support and Reimbursement Agreement”), the Fund will be obligated to reimburse EIG for any such payments over a three-year period from the date the relevant Fund expenses were incurred, subject to various conditions based on levels of Other Operating Expenses and distributions. The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of our investment operations are $1.4 million or $0.43 per share. See “Fund Expenses.”

Please retain this Supplement with your Prospectus and Statement of Additional Information.